UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 13, 2005


                                PACIFIC CMA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27653                 84-1475073
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                      c/o Airgate International Corporation
                            153-10 Rockaway Boulevard
                             Jamaica, New York 11434
                (Address of Principal Executive Offices/Zip Code)

                                 (212) 247-0049
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01. Regulation FD Disclosure

On August 13, 2005, the Registrant's Audit Committee adopted a revised Audit Committee Charter. A copy of the Charter is attached as Exhibit 20.1.

ITEM 9.01. Financial Statements And Exhibits

(a) Financial Statements

    None

(b) Exhibits

The following exhibits are filed as a part of this Form 8-K:

Exhibit No.     Description of Exhibit
-----------     ----------------------

20.1            Audit Committee Charter

























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

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PACIFIC CMA, INC.


                                                   By:  /s/ Alfred Lam
                                                        --------------
                                                        Name:  Alfred Lam
                                                        Title:  President


Dated:  September 1, 2005























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